UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2025
____________________
Cohen & Steers Income Opportunities REIT, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	333-269416	88-3609651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
1166 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Offices) (Zip Code)
(212) 832-3232
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.
Amended and Restated Expense Limitation and Reimbursement Agreement
On September 9, 2025, Cohen & Steers Income Opportunities REIT, Inc., a Maryland corporation (the “Company”), entered into an Amended and Restated Expense Limitation and Reimbursement Agreement (the “A&R Expense Limitation and Reimbursement Agreement”) by and between the Company and Cohen & Steers Capital Management, Inc. (the “Advisor”), which amends and restates in its entirety the Expense Limitation Agreement, dated January 24, 2023, by and between the Company and the Advisor. Pursuant to the A&R Expense Limitation and Reimbursement Agreement, the Advisor has contractually agreed, until the earlier of (1) December 31, 2026 or (2) the month that the Company’s aggregate net asset value (“NAV”) is at least $750 million (the “Limitation Period”), to waive reimbursement and/or pay the Company’s Specified Expenses (as defined in the A&R Expense Limitation and Reimbursement Agreement) to the extent necessary to ensure the Company’s Specified Expenses will not exceed 0.50% of net assets (annualized). The Company has agreed to repay these amounts, when and if requested by the Advisor, but only if and to the extent that Specified Expenses are less than 0.50% of the average net asset value (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Advisor waived or reimbursed such fees or expenses. Any Excess Expense (as defined in the A&R Expense Limitation and Reimbursement Agreement) will not be recognized as an expense until it is probable that the Company will reimburse the Advisor for such cost. This agreement cannot be terminated prior to the end of the Limitation Period without the consent of the board of directors of the Company (the “Board”), including a majority of independent directors.
The foregoing summary description of the A&R Expense Limitation and Reimbursement Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Expense Limitation and Reimbursement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Private Offering of New Share Classes
The Company intends to conduct a private offering of new classes of common stock. In connection with the private offering, the Board approved the authorization, designation and offering of the Company’s Class B common stock (the “Class B shares”), Class R-I common stock (the “Class R-I shares”), Class R-S common stock (the “Class R-S shares”), Class M-I common stock (the “Class M-I shares”) and Class M-S common stock (the “Class M-S shares”), each with a par value of $0.01 per share (collectively, the “New Share Classes”). The preferences, rights, voting powers, restrictions, qualifications and terms and conditions of redemption for the New Share Classes are substantially similar to the rights, preferences and terms for each of the Company’s existing classes of common stock, including the same proportional rights to the Company’s assets. In connection with the designation of the New Share Classes, the Company amended certain of its documents as described below.
Second Amended and Restated Advisory Agreement
On September 9, 2025, the Company entered into a Second Amended and Restated Advisory Agreement (the “Advisory Agreement”) by and among the Company, Cohen & Steers Income Opportunities REIT Operating Partnership, L.P. (the “Operating Partnership”) and the Advisor to, among other things, (i) make certain updates to reflect the designation of the New Share Classes, (ii) extend the period during which the Advisor will advance the Company’s organization and offering expenses through the earlier of (1) December 31, 2026 or (2) the month that the Company’s NAV is at least $750 million, subject to the reimbursement conditions included therein.
Second Amended and Restated Limited Partnership Agreement of Cohen & Steers Income Opportunities REIT Operating Partnership, L.P.
On September 9, 2025, the Company entered into a Second Amended and Restated Limited Partnership Agreement (the “OP Agreement”) for the Operating Partnership by and among the Company, Cohen & Steers Income Opportunities REIT Special Limited Partner, LLC and the limited partners party thereto, to make certain updates to reflect the designation of the New Share Classes and corresponding units of the Operating Partnership.
The foregoing summary descriptions of the Advisory Agreement and the OP Agreement do not purport to be complete and are qualified in their entirety by reference to the Advisory Agreement and the OP Agreement, copies of which are included as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Articles of Amendment and Articles Supplementary
In connection with the designation and offering of the New Share Classes, on September 9, 2025, the Company filed Articles of Amendment (the “Articles of Amendment”) to its charter with the Maryland State Department of Assessments and Taxation (“SDAT”) to increase the number of shares of capital stock that the Company has authority to issue to 3,448,000,000 and the number of shares of common stock, par value $0.01 per share, that the Company has authority to issue to 3,348,000,000. Immediately following the filing of the Articles of Amendment, the Company filed with SDAT Articles Supplementary (the “Articles Supplementary” and, together with the Articles of Amendment, the “Charter Amendments”) to its charter, pursuant to which the Company classified and designated the following authorized but unissued shares of common stock: 38,000,000 as Class B shares, 45,000,000 as Class R-I shares, 45,000,000 as Class R-S shares, 180,000,000 as Class M-I shares and 240,000,000 as Class M-S shares.
The foregoing descriptions of the Articles of Amendment and Articles Supplementary do not purport to be complete and are qualified in their entirety by reference to the Articles of Amendment and Articles Supplementary, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. Except as described in this Current Report on Form 8-K, the Charter Amendments did not amend, alter or modify any other terms or provisions of the Company’s charter.
Item 8.01. Other Events.
Share Repurchase Plan
Effective September 9, 2025, the Board amended the Company’s share repurchase plan (the “Share Repurchase Plan”) to incorporate the New Share Classes and make other governance updates.
Distribution Reinvestment Plan
In addition, effective September 9, 2025, the Board adopted a distribution reinvestment plan (the “DRIP”) to cover all investors in the Company, including investors in the New Share Classes, and make other governance updates. The DRIP supersedes and replaces all prior distribution reinvestment plans of the Company.
The foregoing summary descriptions of the Share Repurchase Plan and DRIP do not purport to be complete and are qualified in their entirety by reference to the Share Repurchase Plan and DRIP, copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment, dated September 9, 2025
3.2	Articles Supplementary, dated September 9, 2025
4.1	Share Repurchase Plan, effective September 9, 2025
4.2	Distribution Reinvestment Plan, dated September 9, 2025
10.1	Amended and Restated Expense Limitation and Reimbursement Agreement, dated September 9, 2025
10.2	Second Amended and Restated Advisory Agreement, dated September 9, 2025
10.3	Second Amended and Restated Limited Partnership Agreement, dated September 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & STEERS INCOME OPPORTUNITIES REIT, INC.

Date:	September 11, 2025

		By:	/s/ Arjun Mahalingam
		Name:	Arjun Mahalingam
		Title:	Chief Financial Officer & Treasurer